SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: August 8, 2002
(Date of earliest event reported)

The Manitowoc Company, Inc.
 (Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 S. 16th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)

(920) 684-4410
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

The Manitowoc Company, Inc. today announced that it has completed the private placement of its senior subordinated notes, as described in the press release attached hereto as Exhibit 99.1. The proceeds of the offering will be used to payoff certain indebtedness of Grove Investors, Inc., Manitowoc's acquisition of which also was completed today. Manitowoc expects to file an additional report on Form 8-K relating to the Grove acquisition.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Exhibit
4.1	Indenture, dated August 8, 2002, by and among Manitowoc, the Guarantors named therein and BNY Midwest Trust Company

4.2	Registration Rights Agreement, dated August 8, 2002, by and among Manitowoc, the Guarantors named therein and the Initial Purchaser named therein

4.3	The Purchase Agreement, dated August 2, 2002, by and among Manitowoc, the Guarantors named therein and the Initial Purchasers named therein

99.1	Press Release, dated August 8, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: August 8, 2002	/s/ Carl J. Laurino
Carl J. Laurino
Treasurer and Interim Chief Financial Officer

THE MANITOWOC COMPANY, INC.
(THE "REGISTRANT")
(COMMISSION FILE NO. 1-11978)

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of August 8, 2002

Exhibit No.		Description	Incorporated Herein By Reference To	Filed Herewith

4.1	*	Indenture, dated August 8, 2002, by and among Manitowoc, the Guarantors named therein and BNY Midwest Trust Company		X

4.2		Registration Rights Agreement, dated August 8, 2002, by and among Manitowoc, the Guarantors named therein and the Initial Purchasers named therein		X

4.3		The Purchase Agreement, dated August 2, 2002, by and among Manitowoc, the Guarantors named therein and the Initial Purchasers named therein.		X

99.1		Press Release dated August 8, 2002		X

      *Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant agrees to furnish to the Securities and Exchange Commission upon request a copy of any unfiled exhibits or schedules to such document.